UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015

FEDERAL HOME LOAN BANK OF SEATTLE

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fourth Avenue, Suite 2600
Seattle, WA  98154
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 19, 2015, the Federal Home Loan Bank of Seattle ("Seattle Bank") issued a press release announcing its unaudited preliminary financial results for the year ended December 31, 2014.

A copy of the press release and the accompanying member news to Seattle Bank members are included as Exhibit 99.1 and Exhibit 99.2 to this Current Report. The information contained in Exhibit 99.1 and 99.2 is being furnished pursuant to this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The information provided in Item 2.02 above (including Exhibit 99.1 and 99.2) is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

99.1	Press Release dated February 19, 2015.
99.2	Member News dated February 19, 2015.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: February 19, 2015	By: /s/ Michael L. Wilson
Michael L. Wilson President and Chief Executive Officer

Exhibit Index

Exhibit No.                Description

99.1	Press Release dated February 19, 2015.
99.2	Member News dated February 19, 2015.